Exhibit 10.1

It is the responsibility of any investor purchasing these securities to satisfy itself as to full observance of the laws of any relevant territory outside the United States in connection with any such purchase, including obtaining any required governmental or other consents or observing any other applicable requirements. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

MULLEN AUTOMOTIVE INC.

Series AA Preferred Stock

SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT

THIS AGREEMENT, dated as of November 14, 2022, is by and between Mullen Automotive Inc., a Delaware corporation (the “Company”), and the undersigned subscriber (the “Subscriber”). In consideration of the mutual promises contained herein, and other good, valuable and adequate consideration, the parties hereto agree as follows:

1. Agreement of Sale; Closing. The Company agrees to sell to Subscriber, and Subscriber agrees to purchase from the Company, one (1) share of the Company’s Series AA Preferred Stock, par value $0.001 per share (the “Securities”), which Securities shall have the rights, preferences, privileges and restrictions set forth in the Certificate of Designation attached hereto as Exhibit A (the “Certificate of Designation”). Subscriber hereby acknowledges and agrees to the entire terms of the Certificate of Designation, including, without limitation, the voting rights in Section 3, the restrictions on transfer of the Securities in Section 5 and the redemption of the Securities pursuant to Section 6 of the Certificate of Designation. The purchase price will be paid by the Subscriber to the Company in cash at the price of $25,000.00 per share.

2. Representations and Warranties of Subscriber. In consideration of the Company’s offer to sell the Securities, and in addition to the purchase price to be paid, Subscriber hereby covenants, represents and warrants to the Company as follows:

a. Information About the Company.

i. Subscriber is aware that the Company has limited revenue, is not profitable and that its financial projections and future are purely speculative.

ii. Subscriber has had an opportunity to ask questions of, and receive answers from, the Company concerning the business, management, and financial and compliance affairs of the Company and the terms and conditions of the purchase of the Securities contemplated hereby. Subscriber has had an opportunity to obtain, and has received, any additional information deemed necessary by the Subscriber to verify such information in order to form a decision concerning an investment in the Company.

iii. Subscriber has been advised to seek legal counsel and financial and tax advice concerning Subscriber’s investment in the Company hereunder.

b. Restrictions on Transfer. Subscriber covenants, represents and warrants that the Securities are being purchased for Subscriber’s own personal account and for Subscriber’s individual investment and without the intention of reselling or redistributing the same, that Subscriber has made no agreement with others regarding any of such Securities, and that Subscriber’s financial condition is such that it is not likely that it will be necessary to dispose of any of the Securities in the foreseeable future. Moreover, Subscriber acknowledges that any of the aforementioned actions may require the prior written consent of the Company’s board of directors pursuant to the Certificate of Designation. Subscriber is aware that, in the view of the Securities and Exchange Commission, a purchase of the Securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained by Subscriber for the acquisition of the Securities and for which the Securities were pledged as security, would represent an intent inconsistent with the covenants, warranties and representations set forth above. Subscriber understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws in reliance on exemptions from registration under these laws, and that, accordingly, the Securities may not be resold by the undersigned (i) unless they are registered under both the Securities Act and applicable state or foreign securities laws or are sold in transactions which are exempt from such registration, and (ii) except in compliance with Section 5 of the Certificate of Designation, which may require the prior written consent of the Company’s board of directors. Subscriber therefore agrees not to sell, assign, transfer or otherwise dispose of the Securities (i) unless a registration statement relating thereto has been duly filed and become effective under the Securities Act and applicable state or foreign securities laws, or unless in the opinion of counsel satisfactory to the Company no such registration is required under the circumstances, and (ii) except in compliance with Section 5 of the Certificate of Designation. There is not currently, and it is unlikely that in the future there will exist, a public market for the Securities; and accordingly, for the above and other reasons, Subscriber may not be able to liquidate an investment in the Securities for an indefinite period.

c. High Degree of Economic Risk. Subscriber realizes that an investment in the Securities involves a high degree of economic risk to the Subscriber, including the risks of receiving no return on the investment and/or of losing Subscriber’s entire investment in the Company. Subscriber is able to bear the economic risk of investment in the Securities, including the total loss of such investment. The Company can make no assurance regarding its future financial performance or as to the future profitability of the Company.

d. Suitability. Subscriber has such knowledge and experience in financial, legal and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities. Subscriber has obtained, to the extent deemed necessary, Subscriber’s own personal professional advice with respect to the risks inherent in, and the suitability of, an investment in the Securities in light of Subscriber’s financial condition and investment needs. Subscriber believes that the investment in the Securities is suitable for Subscriber based upon Subscriber’s investment objectives and financial needs, and Subscriber has adequate means for providing for Subscriber’s current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities. Subscriber understands that no federal or state agency has made any finding or determination as to the fairness for investment, nor any recommendation or endorsement, of the Securities.

e. Tax Liability. Subscriber has reviewed with Subscriber’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement, and has and will rely solely on such advisors and not on any statements or representations of the Company or any of its agents, representatives, employees or affiliates or subsidiaries. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Under penalties of perjury, Subscriber certifies that Subscriber is not subject to back-up withholding either because Subscriber has not been notified that Subscriber is subject to back-up withholding as a result of a failure to report all interest and dividends, or because the Internal Revenue Service has notified Subscriber that Subscriber is no longer subject to back-up withholding.

f. Residence. Subscriber’s present principal residence or business address, and the location where the securities are being purchased, is located in the State of California.

g. Limitation Regarding Representations. Except as set forth in this Agreement, no covenants, representations or warranties have been made to Subscriber by the Company or any agent, representative, employee, director or affiliate or subsidiary of the Company and in entering into this transaction, Subscriber is not relying on any information, other than that contained herein and the results of independent investigation by Subscriber without any influence by Company or those acting on Company’s behalf. Subscriber agrees it is not relying on any oral or written information not expressly included in this Agreement, including but not limited to the information which has been provided by the Company, its directors, its officers or any affiliate or subsidiary of any of the foregoing.

h. Authority.

1. Entity. If the undersigned is not an individual but an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that (a) the undersigned was not organized for the specific purpose of acquiring the Securities and (b) this Agreement has been duly authorized by all necessary action(s) on the part of the undersigned, has been duly executed by an authorized officer, agent or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

2. Individual. If the undersigned is an individual, the undersigned is of legal age.

3. Legend. Subscriber consents to the notation of the Securities with the following legend reciting restrictions on the transferability of the Securities:

The Securities represented hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered under any state securities laws. These Securities may not be sold, offered for sale or transferred, without first obtaining (i) an opinion of counsel satisfactory to the Company that such sale or transfer lawfully is exempt from registration under the Securities Act and under the applicable state securities laws or (ii) such registration. Moreover, these Securities may be transferred only in accordance with the terms of the Company’s Certificate of Designation of Series AA Preferred Stock, a copy of which is on file with the Secretary of the Company.

PARAGRAPH 4 IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE SECURITIES ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE SECURITIES HEREUNDER. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL AND WILL BE REVIEWED ONLY BY THE COMPANY AND ITS COUNSEL. THE UNDERSIGNED AGREES TO FURNISH ANY ADDITIONAL INFORMATION THAT THE COMPANY AND ITS COUNSEL DEEM NECESSARY TO VERIFY THE RESPONSES SET FORTH BELOW.

4. Accredited Status. Subscriber covenants, represents and warrants that it does qualify as an “accredited investor” as that term is defined in Regulation D under the Securities Act because the undersigned satisfies the criteria indicated in Exhibit B hereto. Subscriber further covenants, represents and warrants that the information provided under the heading “Accredited Investor Status” in Exhibit B to this Agreement is true and correct. The information provided under this section of the Agreement is required in connection with the exemptions from the Securities Act and state securities laws being relied on by the Company with respect to the offer and sale of the Securities. The undersigned agrees to furnish any additional information which the Company or its legal counsel deem necessary in order to verify the responses set forth above.

5. Holding Status. Subscriber desires that the Securities be held as set forth on the signature page hereto.

6. Confidentiality. Subscriber will make no written or other public disclosures regarding the Company and its business, the terms or existence of the proposed or actual sale of Securities or regarding the parties to the proposed or actual sale of Securities to any individual or organization without the prior written consent of the Company, except as may be required by law.

7. Notice. Correspondence regarding the Securities should be directed to Subscriber at the address provided by Subscriber to the Company in writing. Subscriber is a bona fide resident of the state of California.

8. No Assignment or Revocation; Binding Effect. Neither this Agreement, nor any interest herein, shall be assignable or otherwise transferable, restricted or limited by Subscriber without prior written consent of the Company. Subscriber hereby acknowledges and agrees that Subscriber is not entitled to cancel, terminate, modify or revoke this Agreement in any way and that the Agreement shall survive the death, incapacity or bankruptcy of Subscriber. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

9. Indemnification. The Company agrees to indemnify and hold harmless the Subscriber and each current and future officer, director, employee, agent, representative and shareholder, if any, of the Subscriber from and against any and all costs, loss, damage or liability associated with this Agreement and the issuance and voting of the Securities.

10. Modifications. This Agreement may not be changed, modified, released, discharged, abandoned or otherwise amended, in whole or in part, except by an instrument in writing, signed by the Subscriber and the Company. No delay or failure of the Company in exercising any right under this Agreement will be deemed to constitute a waiver of such right or of any other rights.

11. Entire Agreement. This Agreement and the exhibits hereto are the entire agreement between the parties with respect to the subject matter hereto and thereto. This Agreement, including the exhibits, supersede any previous oral or written communications, representations, understandings or agreements with the Company or with any officers, directors, agents or representatives of the Company.

12. Severability. In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable in any jurisdiction, such paragraph or provision shall, as to that jurisdiction, be adjusted and reformed, if possible, in order to achieve the intent of the parties hereunder, and if such paragraph or provision cannot be adjusted and reformed, such paragraph or provision shall, for the purposes of that jurisdiction, be voided and severed from this Agreement, and the entire Agreement shall not fail on account thereof but shall otherwise remain in full force and effect.

13. Governing Law. This Agreement shall be governed by, subject to, and construed in accordance with the laws of the State of Delaware without regard to conflict of law principles.

14. Survival of Covenants, Representations and Warranties. Subscriber understands the meaning and legal consequences of the agreements, covenants, representations and warranties contained herein, and agrees that such agreements, covenants, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment by Subscriber for the Securities.

[Remainder of page left blank intentionally - signature page follows]

For good, valuable and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, Subscriber hereby agrees that by signing this Subscription and Investment Representation Agreement, and upon acceptance hereof by the Company, that the terms, provisions, obligations and agreements of this Agreement shall be binding upon Subscriber, and such terms, provisions, obligations and agreements shall inure to the benefit of and be binding upon Subscriber and its successors and assigns.

INDIVIDUAL(S):

/s/ David Michery
Name: David Michery

Number of Shares Purchased: 1

Purchase Price Per Share: $25,000.00

Aggregate Purchase Price: $25,000.00

The Subscriber desires that the Securities be held as follows (check one):

☒	Individual Ownership	☐	Corporation
☐	Community Property	☐	Trust*
☐	Jt. Tenant with Right of Survivorship	☐	Limited Liability Company*
	(both parties must sign)	☐	Partnership*
☐	Tenants in Common	☐	Other (please describe):

* If Securities are being subscribed for by an entity, Exhibit C to this agreement must also be completed.

The Company hereby accepts the subscription evidenced by this Subscription and Investment Representation Agreement:

MULLEN AUTOMOTIVE INC.

By:	/s/ Jonathan New
Name:	Jonathan New
Title:	Chief Financial Officer

Exhibit A

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

MULLEN AUTOMOTIVE INC.

SERIES AA PREFERRED STOCK

See attached

Exhibit B

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the box below indicating the basis on which he is representing his status as an “accredited investor”:

☐ a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐ a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐ an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐ a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000. For purposes of this item, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Subscription Date, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the Subscription Date;

☐ a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. “Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code;

☐ a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

☐ an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

☑ an individual who is a director or executive officer of Mullen Automotive Inc.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of November 14, 2022.

Name:	David Michery
Signature:	/s/ David Michery

Printed Name of Signatory (if entity):

Title:

(required for any stockholder that is a corporation, partnership, trust or other entity)

  If joint ownership, both parties should sign above.